                                   AMENDMENT

                                       TO

                         SEVERANCE PROTECTION AGREEMENT

            AMENDMENT TO SEVERANCE PROTECTION AGREEMENT, made and entered into as of the 1st day of January, 1999 by and between Century Aluminum Company, a Delaware corporation (the "Corporation") and David W. Beckley (the "Executive").

                  WITNESSETH

            WHEREAS, the Corporation and Executive are parties to that certain Severance Protection Agreement, dated as of March 1, 1996, (the "SPA") and wish to amend the SPA as herein set forth; and

            WHEREAS, the Compensation Committee of Board of Directors of the Corporation has approved the following amendments to the SPA.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. Section 1 of the SPA is amended by deleting the word "eighteen" and the number "(18)" in line 8 and substituting "thirty-six (36)" therefor.

            2. Section 2.6 (a) (2) of the SPA is amended by deleting the word "and" in line 8, substituting a comma in lieu thereof and adding the following language after the word "bonus" in line 8: "and any other incentive compensation, including performance share units or options".

            3. Section 2.8 is amended by placing a period after the word "Control" in line 4 and deleting all of the following language in the Section.

            4. Section 3.1 is amended by deleting "eighteen (18)" in line 2 and substituting "thirty-six (36)".

            5. A new Section 3.1 (b) is added as follows:

      "(b) If the Executive's employment with the Company shall be terminated by reason of the Executive's disability, the Executive, or his beneficiaries or personal representatives, as the case may be, shall be entitled to receive the greater of those amounts described in Section 3.1 (a) above or such other compensation and benefits as may be provided for in their employment and other agreements for termination of employment under similar circumstances."

            6. Sections 3.1 (b), (c) and (d) are amended to become Sections 3.1
(c), (d) and (e), respectively.

            7. Relettered Section 3.1 (c) (ii) is amended by adding the words "in each case calculated to include amounts deferred under the Corporation's qualified and non-qualified plans" after the word "Bonus" in line 6.

            8. Relettered Section 3.1 (c) (iii) is amended by deleting the words "but excluding pension and profit sharing benefits" from lines 11 and 12 thereof.

            9. Relettered Section 3.1 (c) (iv) is amended by adding the words "shall credit the Executive for pension purposes with three years of service beyond the Termination Date and" after the word "Company" in line 1 and change the word "an" to "the" in line 5.

            10. Relettered Section 3.1 (c) (v) is amended by adding the words "all performance shares units awarded to the Executive pursuant to the 1996 Stock Incentive Plan Implementation Guidelines shall be valued at 100% as though the Company had achieved its target for each respective plan period, and an equal number of shares of common stock shall be awarded to the Executive, and" between the word "and" and "(B)" in line 9.

            11. Relettered Section 3.1 (c) (v) is further amended by adding the words "or received pursuant to a performance share unit award "between the words "options" and "at" in line 12.

            12. Section 3.2 (a) is amended by adding the words "Except as otherwise provided in this Section 3.1 (b)," at the beginning of the sentence.

            13. Section 5(a) is amended by deleting the last sentence thereof.

            14. Section 12 is amended by deleting the words "New York, New York" in line 6 and substituting the words "San Francisco, California" therefor.

            15, Except as otherwise provided herein, the SPA shall continue in full force and effect.

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                       CENTURY ALUMINUM COMPANY



                                       By ___________________________


                                       ______________________________
                                       David W. Beckley